Exhibit 24



                        POWER OF ATTORNEY

We, the undersigned officers and directors of Fleming Companies, Inc. (hereinafter the "Company"), hereby severally constitute Robert E. Stauth, Harry L. Winn, Jr. and David R. Almond, and each of them severally, our true and lawful attorneys with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, the Annual Report on Form 10-K for the fiscal year ended December 31, 1995, and any and all amendments thereto, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Dated this 27th day of February, 1996.


    Signature                               Title

ROBERT E. STAUTH
Robert E. Stauth                            Chairman and Chief
                                            Executive Officer

HARRY L. WINN, JR.
Harry L. Winn, Jr.                          Executive Vice President and
                                            Chief Financial Officer
                                            (principal financial officer)

KEVIN J. TWOMEY
Kevin J. Twomey                             Vice President -
                                            Controller
                                            (principal accounting officer)

ARCHIE R. DYKES
Archie R. Dykes                             Director


CAROL B. HALLETT
Carol B. Hallett                            Director


JAMES G. HARLOW, JR.
James G. Harlow, Jr.                        Director


LAWRENCE M. JONES
Lawrence M. Jones                           Director


EDWARD C. JOULLIAN III
Edward C. Joullian III                      Director


HOWARD H. LEACH
Howard H. Leach                             Director


GUY A. OSBORN
Guy A. Osborn                               Director